SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by registrant

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Check the appropriate box:

Preliminary proxy statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

Definitive proxy statement

Definitive additional materials

Soliciting material pursuant to Rule 14a-12

Net Perceptions, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NET PERCEPTIONS, INC.

ONE LANDMARK SQUARE
STAMFORD, CONNECTICUT 06901

May 20, 2004

To Our Stockholders:

On behalf of the Board of Directors of Net Perceptions, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on Wednesday, June 23, 2004, at 10:00 A.M., New York City Time, at The Metropolitan Club, One East 60th Street, New York, NY 10022.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

A copy of the 2003 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,
NET PERCEPTIONS, INC.
Warren B. Kanders Executive Chairman of the Board of Directors

NET PERCEPTIONS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 23, 2004

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof, of Net Perceptions, Inc., which will be held on Wednesday, June 23, 2004, at 10:00 A.M., New York City Time, at The Metropolitan Club, One East 60th Street, New York, NY 10022, for the following purposes:

1.	To elect three members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

2.	To transact such other business as may properly be brought before the meeting, including proposals to adjourn or postpone the meeting.

Stockholders of record at the close of business on May 12, 2004 are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors
Nigel P. Ekern Secretary

May 20, 2004

NET PERCEPTIONS, INC.

One Landmark Square
Stamford, Connecticut 06901

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

June 23, 2004

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed Proxy Card are being furnished to the holders of common stock, par value $.0001 per share, of Net Perceptions, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as "Net Perceptions," the "Company," "we," "our" or "us") in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Wednesday, June 23, 2004, at 10:00 A.M., New York City Time, and at any adjournments or postponements thereof. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 20, 2004. Our principal executive offices are located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

At the meeting, stockholders will be asked:

1.	To elect three members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

2.	To transact such other business as may properly be brought before the meeting, including proposals to adjourn or postpone the meeting.

The Board of Directors has fixed the close of business on May 12, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing.

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1). A stockholder who so desires may revoke his previously submitted Proxy Card at any time before it is voted at the meeting by: (i) delivering written notice to Net Perceptions, Inc., c/o the Secretary at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the meeting. Attendance at the meeting will not in and of itself constitute a revocation of a proxy.

The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on May 12, 2004 (the "Record Date") are entitled to notice of and to vote at the meeting. As of May 7, 2004, there were 28,316,250 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See "Beneficial Ownership Of Company Common Stock By Directors, Officers And Principal Shareholders" for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own 5% or more of our common stock. The presence at the meeting, in person or by duly authorized proxy of the holders of a majority of the shares of common stock entitled to vote constitute a quorum for this meeting.

Required Votes

The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1).

An inspector of elections appointed by us will tabulate votes at the meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

Proxy Solicitation

Net Perceptions will bear the costs of the solicitation of proxies for the meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF NET PERCEPTIONS. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of May 13, 2004 certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our executive officers, and (iv) our executive officers and directors as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Net Perceptions, Inc., One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Name	Common Stock Beneficially Owned		Percentage of Common Stock (1) (2)
Austin W. Marxe & David M. Greenhouse 153 East 53rd St., 51st Floor New York, NY 10022	1,546,200	(3)	5.46%
Nigel P. Ekern	0	(4)	*
David A. Jones	0		*
Warren B. Kanders	5,628,300	(5)(6)	19.88%
John F. Kennedy	130,806	(7)	*
John T. Riedl	948,607	(8) (9)	3.35%
Nicholas Sokolow	264,943	(10)(11)	*
Directors and current executive officers as a group (4 persons) (12)	6,972,656		24.62%

*	Less than one percent.
(1)	The applicable percentage of beneficial ownership is based on 28,316,250 shares of common stock outstanding as of May 7, 2004.
(2)	Shares of common stock that may be acquired by exercise of stock options or warrants or upon the vesting of restricted stock awards within 60 days after May 13, 2004, are deemed outstanding for purposes of computing the common stock beneficially owned and the percentage beneficially owned by the persons holding these options, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.
(3)	Based on a Schedule 13G/A filed by Austin W. Marxe, & David M. Greenhouse on February 13, 2004.
(4)	Excludes 364,583 unvested shares of restricted common stock, which have no voting, dividend and other distribution rights.
(5)	Consists of shares of common stock issuable upon conversion of a 2% Convertible Subordinated Note, due April 21, 2014 (the "Note"). The Note is not convertible into common stock until April 21, 2005 unless the Note is earlier called by Net Perceptions, or upon the occurrence of certain other events, as set forth in the Note. The Note was issued to Olden Acquisition LLC, a Delaware limited liability company, on April 21, 2004. The sole member of Olden is Kanders & Company, Inc., of which Warren B. Kanders is the sole shareholder and the President. Mr. Kanders disclaims beneficial ownership of the Note and the shares of common stock into which it is convertible and the reporting hereof shall not be deemed to be an admission that he is the beneficial owner of the Note or the shares of common stock into which it is convertible for the purposes of Section 16 of the Securities Exchange Act of 1934 or otherwise.
(6)	Based upon a conversion price of $.45, subject to adjustment.
(7)	Includes Mr. Kennedy's options to purchase 65,806 shares of common stock that are presently exercisable or exercisable within the next 60 days.

(8)	Includes Mr. Riedl's options to purchase 32,903 shares of common stock that are presently exercisable or exercisable within the next 60 days.
(9)	Includes 359,043 shares held by a revocable trust of which Mr. Riedl is sole trustee, 78,375 shares held in three irrevocable trusts of which Mr. Riedl and his spouse are the trustees and 463,286 shares held by a revocable trust of which Mr. Riedl's spouse is the sole trustee.
(10)	Includes Mr. Sokolow's options to purchase 4,167 shares of common stock that are presently exercisable or exercisable within the next 60 days. Excludes options to purchase 45,833 shares of common stock that are presently unexercisable and unexercisable within the next 60 days.
(11)	Includes 260,776 shares of common stock held by Comadets, LLC. of which Mr. Sokolow is the Managing Member. Mr. Sokolow disclaims beneficial owner of the shares of common stock and the reporting hereof shall not be deemed to be an admission that he is the beneficial owner of the shares of common stock for the purposes of Section 16 of the Securities Exchange Act of 1934 or otherwise.
(12)	Includes options to purchase 102,876 shares of common stock that are presently exercisable or exercisable within the next 60 days. Includes 5,628,300 shares of common stock issuable upon conversion of the Note. Also excludes options to purchase 50,000 shares of common stock that are presently unexercisable and unexercisable within the next 60 days. Also excludes 364,583 unvested shares of restricted common stock, which have no voting, dividend and other distribution rights.

We are unaware of any material proceedings to which any of our directors, executive officers or affiliates or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (the "Bylaws") provide that the number of directors shall be fixed from time to time by a majority of the Board of Directors. Currently, the number of directors has been fixed at four directors. Messrs. John F. Kennedy and John T. Riedl, have advised the Company that they will not stand for re-election as directors of the Company and will resign as of the date of the Annual Meeting. Mr. David A. Jones has been nominated to fill one of the vacant seats on our Board created by the resignations of Messrs. Kennedy and Riedl. No one else has been nominated to fill the other vacant seat on our Board at this time. This vacant seat may be filled in the future, as appropriate.

Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors or executive officers.

Unless otherwise specified, each Proxy Card received will be voted for the election of directors of the three nominees named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. No Proxy Card may be voted for a greater number of nominees than the three named in this Proxy Statement. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

The following persons have been nominated as directors:

Warren B. Kanders, 46, has served as Executive Chairman of our Board of Directors since April 2004. Mr. Kanders has served as a member of the Board of Directors of Clarus Corporation, since June 2002 and as its Executive Chairman since December 2002. Mr. Kanders has served as the Chairman of the Board of Armor Holdings, Inc., since January 1996 and as its Chief Executive Officer since April 2003. From October 1992 to May 1996, he served as Vice Chairman of the Board of Benson Eyecare Corporation. Mr. Kanders also serves as President of Kanders & Company, Inc., a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

Nicholas Sokolow, 54, has served as a member of our Board of Directors since April 2004. Mr. Sokolow, a practicing attorney, has served as a director of Armor Holdings, Inc., since January 1996 and as a director of Clarus Corporation, since June 2002. Since 1994 he has been a partner in the law firm of Sokolow, Dunaud, Mercadier & Carreras, and from June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers. Mr. Sokolow was a director of Rexel, Inc., formerly known as Willcox & Gibbs, until it was acquired in 1997.

David A. Jones, 53, is a nominee to serve on our Board of Directors. Mr. Jones has over 30 years experience as a senior executive with expertise in private wealth management and securities trading. Since January 2004, Mr. Jones has been the President of D.A. Jones LLC, where he serves as a professional trustee and independent advisor of high net worth individuals and families. From August 1994 until December 2003, Mr. Jones served as a managing director and the senior client executive at Deutsche Bank Private Wealth Management (formerly Bankers Trust). Since 1982, Mr. Jones served on the board of trustees of The Jewish Home & Hospital Lifecare System in New York and served as its chairman from 1997 until 2001.

The Board recommends that stockholders vote FOR each of the above-named director nominees.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. Recently, the Company's management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the revised listing requirements of the NASDAQ. Based on that review, the Board of Directors has adopted codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Corporate Governance Guidelines and Documents

Our codes of ethics and conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Net Perceptions for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Net Perceptions, and promoting compliance with all applicable rules and regulations that apply to Net Perceptions and its officers and directors. Our codes of ethics and conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees may be accessed at www.netperceptions.com, our Internet website, at the tab "Corporate Governance" In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Net Perceptions, Inc., c/o the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Board of Directors

Initially during fiscal 2003, our Board of Directors was comprised of the following five members: John F. Kennedy, John T. Riedl, Ann L. Winblad, Donald C. Peterson and William Lansing. On August 6, 2003, Mr. Peterson resigned as a member of our Board of Directors and on August 22, 2003, Mr. Lansing resigned as a member of our Board of Directors. During fiscal 2003, the Board of Directors held three regular meetings, 26 special meetings and acted by unanimous written consent on four occasions. Also during fiscal 2003 our Board of Directors had standing Audit and Compensation Committees. During fiscal 2003, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. Effective as of April 21, 2004, Ms. Winblad resigned as member of our Board of Directors and Mr. Warren B. Kanders was appointed as Executive Chairman of our Board of Directors and Mr. Nicholas Sokolow was appointed as a member of our Board of Directors. Mr. Peterson was the only member of our Board of Directors, who was also a director in fiscal 2003, that attended last year's Annual Stockholders Meeting which was held on May 29, 2003.

Director Independence

In response to the revised listing requirements of the NASDAQ, the Board of Directors has evaluated each of its directors' independence from Net Perceptions based on the definition of "independence" established by the NASDAQ. Based on the Board's review and the NASDAQ definition of "independence", the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors: Messrs. Kennedy, Riedl and Sokolow. The Board has also determined that each of the members of our Audit Committee is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Audit Committee

The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors and to analyze the reports and recommendations of such auditors. The Audit Committee also monitors the adequacy and effectiveness of our financial controls and reporting procedures and the performance of our internal audit staff and independent auditors. Initially during fiscal 2003, the Audit Committee consisted of Messrs. Kennedy and Lansing, and Ms. Winbald. On April 9, 2004, as a result of Mr. Lansing's previous resignation as a member of our Board of Directors, Mr. Riedl was appointed as a member of the Audit Committee. On April 21, 2004, as a result of Ms. Winblad's resignation from our Board of Directors, Mr. Sokolow was appointed as a member of the Audit Committee. Our Audit Committee currently consists of the following directors: Messrs. Kennedy and Riedl and Sokolow, all of whom were determined by the Board to be independent of Net Perceptions based on the NASDAQ'S definition of "independence". The Board of Directors has determined that Mr. Kennedy qualifies an "audit committee financial expert" (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder). Mr. Kennedy has advised the Company that he will not stand for re-election as director of the Company and will resign as of the date of the Annual Meeting. The Board of Directors are actively looking for and considering candidates to appoint to the Board and the Audit Committee to replace Mr. Kennedy as our "audit committee financial expert". The Audit Committee met four times and acted by unanimous written consent on two occasions during fiscal 2003. The Board of Directors revised our Charter for the Audit Committee in April 2004; a copy of our new written Charter for the Audit Committee is attached hereto as Appendix A. The Board expects to continue to review our Charter for the Audit Committee and to make such revisions as it deems appropriate.

Compensation Committee

The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of our executive officers and other key managerial personnel. Initially during fiscal 2003, the Compensation Committee consisted of Messrs. Kennedy and Lansing, and Ms. Winbald. On April 21, 2004, as a result of Ms. Winblad's resignation from our Board of Directors, Mr. Sokolow was appointed as a member of the Compensation Committee. Our Compensation Committee currently consists of the following directors: Messrs. Kennedy and Sokolow, both of whom were determined by the Board to be independent of Net Perceptions. The Compensation Committee met three times and acted by unanimous written consent on two occasions during fiscal 2003. A copy of the Compensation Committee's Charter is available at www.netperceptions.com, our Internet website, at the tab "Corporate Governance".

Nominating/Corporate Governance Committee

The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review Net Perceptions' corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ'S listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Net Perceptions, Inc., c/o the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, who will submit them to the Nominating/Corporate Governance Committee for its consideration. See "Requirements For Submission Of Stockholder Proposals, Nomination Of Directors And Other Business Of Stockholders" for information on certain procedures that a stockholder must follow to nominate persons for election as directors.

The Nominating/Corporate Governance Committee was established at the end of April 2004 and replaces the Nominating Committee. The functions of the Nominating/Corporate Governance Committee were considered at and acted upon by the entire Board of Directors during its meetings in fiscal 2003. The Nominating/Corporate Governance Committee consists of Mr. Sokolow, who was determined by the Board to be independent of Net Perceptions. A copy of the Nominating/Corporate Governance Committee's Charter may be accessed at www.netperceptions.com, our Internet website, at the tab "Corporate Governance".

Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in Net Perceptions; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Net Perceptions and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Net Perceptions. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance

Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms in the same manner, as follows. The Nominating/Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above.

Compensation of Directors

We do not provide our directors with cash compensation for their services as members of the Board of Directors, although directors are reimbursed for expenses in connection with attendance at Board and committee meetings. Directors who are also our employees are eligible to participate in our 1999 Equity Incentive Plan. Other than Mr. Kanders, none of the members of our current Board of Directors is currently an employee of the Company. Non-employee directors are eligible to participate in our 1999 Non-Employee Director Option Plan. Pursuant to the terms of the 1999 Non-Employee Director Option Plan, each non-employee director receives an automatic option grant to purchase 50,000 shares of common stock upon his or her initial election or appointment to the Board, and, at each Annual Meeting thereafter, receives an automatic option grant to purchase 15,000 shares of common stock. From time to time, non-employee directors may also receive discretionary option grants under our 1999 Non-Employee Director Option Plan. During 2002, the Board formed a special committee of directors to act with the full authority of the Board on matters concerning certain litigation brought against the Company, among other defendants, related to its 1999 IPO and 2000 follow-on public offering. Mr. Kennedy is a member of the committee, and Mr. Peterson was a member of this committee until he resigned from the board on August 6, 2003. Mr. Kennedy is compensated at a rate of $1,500 per day for specific activities involving this special committee. During 2003, Mr. Kennedy received $3,000 of compensation related to this matter.

Involvement in Certain Legal Proceedings

No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any property or any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended or vacated.

Stockholder Communications

Stockholders may send communications to the Board by writing to the Board of Directors or any committee thereof at Net Perceptions, Inc., c/o the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

Other communications to the non-management directors as a group or any individual director should be in writing and addressed to the attention of the non-management directors or the individual director, as applicable, and mailed to Net Perceptions, Inc., One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Complaints, Accounting, Internal Accounting or Auditing or Related Matters

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Net Perceptions, Inc., c/o Chairman of the Audit Committee, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked "Confidential."

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Management is responsible for Net Perceptions' internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of Net Perceptions' consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

1.	The Audit Committee has reviewed and discussed the audited financial statements with management and with PricewaterhouseCoopers LLP, our independent auditors.

2.	The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

3.	The Audit Committee has received the written disclosures from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from Net Perceptions.

4.	Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Commission.

Submitted by the Audit Committee of the Board of Directors:

John F. Kennedy John T. Riedl Nicholas Sokolow

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following is a summary of fees billed by PricewaterhouseCoopers LLP, our independent accountants, for audit and other professional services during the fiscal years ended December 31, 2003 and 2002:

	2003	2002
Audit Fees (1):	$172,000	$244,000
Audit Related Fees (2):	39,000	98,000
Tax Fees (3):	55,000	136,000
All Other Fees:	—	—
Total	$266,000	$478,000

(1) Consists of fees incurred for the audit of the Company's consolidated financial statements for such year, review of the Company's interim financial statements, statutory and subsidiary audits, and assistance with review of documents filed with the Commission.
(2) Consists of fees incurred for employee benefit plan audits, due diligence related to mergers and acquisitions, and consultations concerning financial accounting and reporting standards.
(3) Consists of fees incurred for tax advisory services, including compliance and planning.

Auditor Independence

The Audit Committee has considered the non-audit services provided by PricewaterhouseCoopers LLP and determined that the provision of such services had no effect on PricewaterhouseCoopers LLP's independence from Net Perceptions.

Audit Committee Pre-Approval Policy And Procedures

The Audit Committee has adopted a Pre-approval Policy for all Audit Services, Audit Related Services, Tax Services and All Other Services to be rendered by PricewaterhouseCoopers LLP to Net

Perceptions during the fiscal year ending December 31, 2004. Pursuant to the Pre-approval Policy, all services to be performed by Net Perceptions' independent auditor must generally be pre-approved by the Audit Committee. Any proposed services exceeding the pre-approved cost levels or other limitations must be specifically pre-approved by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee, the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of May 13, 2004. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Net Perceptions.

Name	Age	Position
Warren B. Kanders	46	Executive Chairman of the Board of Directors
Nigel P. Ekern	39	Chief Administrative Officer and Secretary

See "Biographical Information for Directors" for biographical information with respect to Warren B. Kanders.

Nigel P. Ekern has been our Chief Administrative Officer and Secretary since April 2004. Mr. Ekern has been Chief Administrative Officer and Secretary of Clarus Corporation since December 2002. From January 2000 until December 2002, Mr. Ekern served as a Partner at Dubilier & Company, a New York-based private investment firm. From June 1998 until January 2000, Mr. Ekern served as an investment advisor at Caravelle Advisors, an investment management affiliate of CIBC World Markets. From September 1996 until June 1998, Mr. Ekern served as an investment banker at CIBC World Markets. Mr. Ekern graduated with an A.B. from Dartmouth College in 1987 and an M.B.A. and a J.D. from New York University in 1993.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned by our previous President and Chief Executive Officer and each of our other executive officers whose annual salary and bonus during fiscal 2003, 2002 and 2001 (or such shorter period that the listed person served as an executive officer of the Company) exceeded $100,000 (collectively, the "Named Executive Officers").

		Annual Compensation		Long-Term Compensation Awards
Name and Position(s)	Year	Salary($)	Bonus($)	Number of Shares of Common Stock Underlying Options	All Other Compensations($)
Thomas M. Donnelly	2003	225,000	210,000	—	86,000	(1)
President and Chief	2002	180,000	—	—	86,000	(1)
Financial Officer (2)	2001	177,507	50,000	321,204	—

James S. Hanlon (3)	2003	137,500	—	—	—
Vice President Engineering	2002	150,000	—	—	—
	2001	130,780	31,273	89,400	—

Teresa J. Dery (4)	2003	100,000	12,500	—	—
Corporate Counsel and	2002	—	—	—	—
Secretary	2001	—	—	—	—

Donald C. Peterson (5)	2003	119,744	—	—	200,000	(3)
President and Chief	2002	200,000	—	—	—
Executive Officer	2001	121,282	43,750	750,000	—

(1)	Represents forgiveness of principal on a loan with the Company. See Certain Relationships and Related Transactions.
(2)	Mr. Donnelly served as our President since August 2003 until he resigned from such position on April 21, 2004. Mr. Donnelly continued to serve as our Chief Financial Officer and Treasurer through the filing of our first quarter Form 10-Q on May 11, 2004, after which he agreed to serve as a part-time consultant to the Company.
(3)	Mr. Hanlon's employment with the Company terminated on January 15, 2004. Prior to this date, Mr. Hanlon served as Vice President of Engineering.
(4)	Ms. Dery served as our Corporate Counsel since November 1999 and as our Secretary since August 2003 until she resigned from such positions on April 21, 2004.
(5)	Mr. Peterson's employment with the Company terminated on August 5, 2003. Prior to this date, Mr. Peterson served as President and Chief Executive Officer. Mr. Peterson also resigned as a director effective August 6, 2003. Mr. Peterson received $200,000 of severance benefits in 2003 pursuant to his employment agreement with the Company and we are continuing to provide him with health insurance benefits through August 6, 2004, or until Mr. Peterson is eligible to receive such benefits through a new employer.

Option Grants in Last Year

We did not make any grants of stock options or stock appreciation rights to the Named Executive Officers during 2003.

Aggregated Option Exercises in Last Fiscal Year and Option Values at December 31, 2003

The following table provides information concerning option exercises by the Named Executive Officers during the year ended December 31, 2003 and the number and value of unexercised options held by each of the Named Executive Officers at December 31, 2003.

Name	Shares Acquired On Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at 12/31/03 (2)(#)		Value of Underlying In-the-Money Options at 12/31/03 (3)($)
			Exercisable	Un-Exercisable	Exercisable	Un-Exercisable
Thomas M. Donnelly	212,368	108,613	126,285	623,093	13,212	65,644

James S. Hanlon	48,235	32,103	35,150	200,729	5,975	34,124

Teresa J. Dery	5,031	3,392	3,873	17,210	658	2,926

Donald C. Peterson	—	—	—	—	—	—

(1)	The value realized on option exercises is calculated based on the fair market value per share of common stock on the date of exercise less the applicable exercise price.
(2)	Options granted under our 1996 Stock Plan are immediately exercisable for all the option shares, but any shares purchased under those options will be subject to repurchase by us at the original exercise price paid per share, upon the optionee's cessation of service, prior to the vesting of those shares. Options granted under our 1999 Equity Incentive Plan and 2000 Stock Plan may be exercised only when, and to the extent, vested.
(3)	The value of unexercised "in-the-money" options held at December 31, 2003 represents the total gain which would be realized if all of the "in-the-money" options held at December 31, 2003 were exercised, and is determined by multiplying the number of shares of common stock underlying the options by the difference between $.40, which was the closing price per share of our common stock on the Nasdaq National Market on December 31, 2003, and the applicable per share option exercise price. An option is "in-the-money" if the fair market value of the underlying shares exceeds the exercise price of the option.

Change in Control Arrangements/Employment Agreements

Our 1999 Equity Incentive Plan, in which our Named Executive Officers participate, and our 2000 Stock Plan, under which certain of our Named Executive Officers received options prior to becoming executive officers, provide for accelerated vesting of options to purchase shares of common stock granted under the plans in connection with certain changes in control of the Company. In addition, in the event that options granted under the plans are assumed by the acquiror in a change in control, the options may accelerate if the optionee's employment is involuntarily terminated within 18 months following the change in control event or, subject to the limitations set forth in the plans, the optionee resigns from a position with the acquiror. Our 1996 Stock Plan, in which some of our Named Executive Officers participate, provides for the accelerated lapsing of repurchase rights with respect to shares of common stock acquired upon exercise of options granted under the plan in connection with certain changes in control of the Company.

Our Named Executive Officers were eligible to participate in our Change in Control Severance Plan. Under the Change in Control Severance Plan, if, within 18 months after a change in control of the Company, an officer's employment is involuntarily terminated other than for cause or voluntarily or involuntarily terminated following a material change in the officer's responsibilities, cash compensation or place of employment, we will pay the officer severance benefits equal to six months of base salary.

In November 9, 2001, we entered into a severance agreement with Mr. Donnelly. Pursuant to the terms of this agreement, if Mr. Donnelly's employment is terminated without cause, or due to his inability to perform his duties due to illness for a period of 90 consecutive days or more, we will pay Mr. Donnelly severance benefits equal to twelve months of base salary. Also under the terms of this agreement, if, within 18 months after a change in control of the Company, Mr. Donnelly's employment is involuntarily terminated other than for cause or voluntarily or involuntarily terminated following a material change in Mr. Donnelly's responsibilities, cash compensation or place of employment, we will pay Mr. Donnelly severance benefits equal to twelve months of base salary.

Pursuant to an employment agreement with Donald C. Peterson, our former President and Chief Executive Officer, during 2003, we made severance payments of $200,000 to Mr. Peterson in connection with the termination of his employment on August 5, 2003.

REPORT ON EXECUTIVE COMPENSATION BY
THE COMPENSATION COMMITTEE

Compensation Policy

The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing this objective, the Compensation Committee believes that it is critical that a substantial portion of each executive officer's compensation be contingent upon our overall performance. It is the Compensation Committee's responsibility to make recommendations to the Board with respect to any non-Chief Executive Officer and President compensation and either alone or with the other independent members of our Board, to determine and approve our Chief Executive Officer's and President's compensation. In addition, the Compensation Committee periodically reviews our incentive compensation and other stock-based compensation programs and recommends changes in such plans to the Board as needed.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our and our stockholders' interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is "at risk" -- specifically, the annual bonus, stock options and restricted stock. The Compensation Committee believes that these "at risk" awards align the interests of our executive officers with the interests of our stockholders since the grant of these awards relate directly to stock price appreciation realized by all our stockholders.

Base Salary. In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the terms of any employment contract with the executive; the recommendations of the Chief Executive Officer and President (except in the case of their own compensation); a determination of what other companies might pay the executive for his or her services; the executive's experience; and a subjective assessment of the nature of the executive's performance and contribution to the Company.

Annual Cash Bonus. In reviewing and approving the performance-based annual bonus for our executive officers, the Compensation Committee considers an executive's contribution to the overall performance of the Company and attainment of any milestones or performance targets which may be set by the Board from time to time.

Stock Incentives. Executive officers of the Company and other key employees who contribute to the growth, development and financial success of the Company are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under our 1999 Equity Incentive Plan. Awards under our 1999 Equity Incentive Plan help relate a significant portion of an employee's long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee's interests with that of our stockholders.

Compensation of Former President

Mr. Thomas M. Donnelly served as our President since August 2003 until he resigned from such position on April 21, 2004. Mr. Donnelly continued to serve as our Chief Financial Officer and Treasurer through the filing of our first quarter Form 10-Q on May 11, 2004, after which he agreed to serve as a part-time consultant to the Company. During 2003, Mr. Donnelly received an aggregate base salary of $225,000. Based on Mr. Donnelly being appointed our President and assuming the additional duties and responsibilities related to such appointment and based on Mr. Donnelly's performance in 2003, the Company's Compensation Committee recommended that the Board award him a performance-based annual bonus in the amount of $210,000. In addition the Company forgave $86,000 of indebtedness owed by Mr. Donnelly to the Company.

Compensation of Former Chief Executive Officer

Mr. Donald C. Peterson served as our Chief Executive Officer pursuant to an employment agreement entered into in May 2001 until he stepped down in August 2003. During 2003, Mr. Peterson received an aggregate base salary of $119,744. In 2003 Mr. Peterson also received $200,000 in severance benefits pursuant to his employment agreement.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code (the "Code"), and the Treasury Regulations issued thereunder, generally disallow a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to a chief executive officer or any of the four other most highly compensated executive officers employed on the last day of the taxable year, unless such compensation is paid pursuant to a qualified "performance-based compensation" arrangement, the material terms of which are disclosed to and approved by stockholders.

It is the general policy of the Compensation Committee to have executive compensation paid by the Company treated as fully tax deductible. All compensation paid during fiscal year 2003 was determined to be tax deductible. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not qualify as "performance-based compensation" under Section 162(m).

MEMBERS OF THE COMPENSATION COMMITTEE

John F. Kennedy
Nicholas Sokolow

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2003, none of the members of our Compensation Committee, (i) served as an officer or employee of Net Perceptions or its subsidiaries, (ii) was formerly an officer of Net Perceptions or its subsidiaries or (iii) entered into any transactions with Net Perceptions or its subsidiaries. During fiscal 2003, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Net Perceptions.

PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the S&P 500 Stock Index, and the NASDAQ National Market Composite for the period commencing on April 23, 1999 (the date the Company's common stock first became registered under Section 12 of the Securities Exchange Act) and ending December 31, 2003 (the "Measuring Period"). The graph assumes that the value of the investment in our common stock and each index was $100 on April 23, 1999. The yearly change in cumulative total return is measured by dividing (1) the sum of (i) the cumulative amount of dividends for the Measuring Period, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring Period, by (2) the share price at the beginning of the Measuring Period.

The Company considered providing a comparison consisting of a group of peer companies in an industry or line-of-business similar to us, but could not reasonably identify a group of comparable peer companies that the Company believed would provide our stockholders with a meaningful comparison. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG NET PERCEPTIONS, THE S&P 500 STOCK INDEX AND
THE NASDAQ NATIONAL MARKET COMPOSITE

	4/23/99	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03
NET PERCEPTIONS	$100.00	$140.83	$7.08	$5.63	$4.72	$7.26
THE S&P 500 STOCK INDEX	$100.00	$109.43	$99.12	$86.69	$66.02	$83.48
NASDAQ NATIONAL MARKET COMPOSITE	$100.00	$155.73	$105.84	$82.69	$54.02	$81.03

* $100 INVESTED ON 4/23/99 IN STOCK OR INDEX -
INCLUDING REINVESTMENT OF DIVIDENDS.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG NET PERCEPTIONS, THE S&P 500 STOCK INDEX AND
THE NASDAQ NATIONAL MARKET COMPOSITE

[GRAPH OMITTED]

* $100 INVESTED ON 4/23/99 IN STOCK OR INDEX -
INCLUDING REINVESTMENT OF DIVIDENDS.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2003 fiscal year were timely filed with the Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2000, Thomas M. Donnelly, our President and Chief Financial Officer until he resigned from such positions on April 21, 2004 and May 11, 2004 respectively, entered into a full recourse secured promissory note and security agreement in favor of the Company in connection with a loan from the Company to Mr. Donnelly of up to $300,000 to be made to Mr. Donnelly solely to pay federal income tax owed by Mr. Donnelly as a result of his exercise in March 2000 of an option to purchase shares of common stock. In April 2001, $258,000 was loaned to Mr. Donnelly pursuant to the promissory note. The note accrued interest at 8% and was due and payable in 2004. On April 1st of each year, commencing in 2002, that Mr. Donnelly remained continuously employed by the Company, one-third of the original principal and accrued interest was forgiven. The largest amount of indebtedness outstanding under the note during 2003 was $107,500. As of April 1, 2004, the note was completely forgiven.

In November 9, 2001, we previously entered into a severance agreement with Mr. Donnelly. Pursuant to the terms of this agreement, if Mr. Donnelly's employment is terminated without cause, or due to his inability to perform his duties due to illness for a period of 90 consecutive days or more, we will pay Mr. Donnelly severance benefits equal to twelve months of base salary. Also under the terms of this agreement, if, within 18 months after a change in control of the Company, Mr. Donnelly's employment is involuntarily terminated other than for cause or voluntarily or involuntarily terminated following a material change in Mr. Donnelly's responsibilities, cash compensation or place of employment, we will pay Mr. Donnelly severance benefits equal to twelve months of base salary.

We have also entered into indemnification agreements with all of our officers and directors who were serving in such capacities during fiscal 2003.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2003, including the financial statements and schedules, as filed with the Commission. Stockholders should direct the written request to Net Perceptions, Inc., c/o the Secretary at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Requirements For Submission Of Stockholder Proposals, Nomination Of Directors
And Other Business Of Stockholders

Under the rules of the Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2005 Annual Meeting, the proposal must be received by us at our principal executive offices at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 by January 4, 2005 (or, if the 2005 Annual Meeting is called for a date not within 30 calendar days before or after June 23, 2005, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of the Secretary of Net Perceptions, Inc. and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the NASDAQ, the rules and regulations of the Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent under the NASDAQ's rules.

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2005 Annual Meeting (a) not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 23, 2005 if our 2005 Annual Meeting is held within thirty (30) days before or after June 23, 2005; or (b) not later than the close of business on the later of (x) ninety (90) days prior to June 23, 2005, or (y) the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2005 Annual Meeting is not held within thirty (30) days before or after June 23, 2005.

Assuming that our 2005 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that meeting not less than ninety (90) days nor more than one hundred twenty (120) days prior to June 23, 2005. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be declared by the Chairman to have not been properly brought before the Annual Meeting and such nominations or proposals may be disregarded.

FOR THE BOARD OF DIRECTORS
NIGEL P. EKERN SECRETARY

APPENDIX A

AUDIT COMMITTEE CHARTER

CHARTER OF THE AUDIT COMMITTEE

THE BOARD OF DIRECTORS

NET PERCEPTIONS, INC.

Purpose

The Audit Committee is appointed by the Board of Directors (the "Board") of Net Perceptions, Inc. (the "Company") to assist the Board in overseeing (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement, or, if the Company does not file a proxy statement, in the Company's Annual Report on Form 10-K.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Company's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Company's Board interprets such qualification in its business judgment.

Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee, in which case the Company shall disclose such determination in its annual proxy statement or, if the Company does not file an annual proxy statement, in the Company's annual report on Form 10-K. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet separately on a periodic basis with management, the internal auditor and the independent auditor. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee shall be the sole authority to approve all audit engagement fees and terms, as well as non-audit engagements with the independent auditors. The Audit Committee shall be directly responsible for the oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor. The registered public accounting firm shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to one or more designated members of the Audit Committee authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to engage independent counsel or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, (i) for payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) for payment of compensation to any advisors employed by the Audit Committee, and (iii) for payment of ordinary administrative expenses of the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

2.	Recommend to the Board whether the annual audited financial statements should be included in the Company's Annual Report on Form 10-K and whether the quarterly financial statements should be included in the Company's Quarterly Report on Form 10-Q.

3.	Discuss and review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any actions taken in light of material control deficiencies.

4.	Review reports from the independent auditor regarding:

(a)	All critical accounting practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with, the independent auditors and/or management:

(a)	All critical accounting policies and practices to be used and significant financial reporting issues.

(b)	All alternative treatments of financial information within generally accepted accounting principles including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	The effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

(d)	The type and presentation of information to be included in earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.	Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

7.	Discuss with the independent auditor any difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, accounting adjustments that were noted or proposed by the auditor but were passed, any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engaged, any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company, and the responsibilities, budget and staffing of the Company's internal audit function.

8.	Review disclosures made to the Audit Committee by the Company's CAO and principal financial officer during their certification process for the Annual Report on Form 10-K and Quarterly Report on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

9.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) all relationships between the independent auditor and the Company.

10.	Evaluate the qualifications, performance and independence of the independent auditor, including a review and evaluation of the lead partner of the independent auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11.	Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12.	Set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor taking into account the pressures that may exist for auditors consciously or subconsciously seeking a job with the Company.

Oversight of the Company's Internal Audit Function

13.	Review the appointment and replacement of the senior internal auditing executive.

14.	Review the significant reports to management prepared by the internal auditing department and management's responses.

15.	Review with the full board any issues that arise with respect to the performance of the internal audit function.

Compliance Oversight Responsibilities

16.	Discuss with the independent auditor whether, in the course of conducting their audit, it detected or otherwise became of aware of information indicating that an illegal act (whether or not perceived to have a material effect on the Company's financial statements) has or may have occurred, and if so, the actions taken by the independent auditors in accordance with Section 10A(b) of the Exchange Act.

17.	Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions.

18.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

19.	Discuss with the Company's legal counsel matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                              NET PERCEPTIONS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                            WEDNESDAY, JUNE 23, 2004
                                   10:00 A.M.

                              THE METROPOLITAN CLUB
                              ONE EAST 60TH STREET
                               NEW YORK, NY 10022

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

NET PERCEPTIONS, INC.                                                      PROXY
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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING
ON JUNE 23, 2004.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR PROPOSAL 1.

The undersigned hereby appoints Warren B. Kanders and Nigel P. Ekern, as proxies each with full power of substitution, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Net Perceptions, Inc.
held on record by the undersigned on May 12, 2004, at the Annual Meeting of
Stockholders to be held on June 23, 2004, at 10:00 A.M., New York City time, at
The Metropolitan Club, One East 60th Street, New York, NY 10022 and any
adjournments or postponements thereof and upon any and all matters which may properly be brought before the meeting or any adjournments or postponements thereof, thereby revoking all former proxies.

                      See reverse for voting instructions.

                               Please detach here

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

1. Election of directors:   01 David A. Jones  03 Nicholas Sokolow
                            02 Warren B. Kanders

                            [ ]  Vote FOR                 [ ] Vote WITHHELD
                                 all nominees                 from all nominees
                                 (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR    ----------------------------
ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) OF
THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)   ----------------------------

2. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH
THE STOCKHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY
AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE
MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

Address Change? Mark Box [ ] Indicate changes below:

                                                Date _____________________, 2004

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Signature(s) in Box
Note: Please mark, sign, date and return this Proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.